 October 2018 | CONFIDENTIAL

 Safe Harbor Statement and Non GAAP Financial Measures  SAFE HARBOR STATEMENTThis presentation and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe-harbour provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements may concern Urban One, Inc.'s (the "Company") business strategy, the Company’s capital plan, trends, and the future performance of the Company. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements.  Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. NON GAAP FINANCIAL MEASURESIn addition to financial results prepared in accordance with Generally Accepted Accounting Principles, or GAAP, this presentation may also contain certain non-GAAP financial measures. Management uses these non-GAAP measures to evaluate the Company’s performance and in planning for future periods. Management believes that adjusting GAAP measures by excluding or including certain items is helpful to investors and analysts who may wish to use some or all of this information to analyze the Company’s current performance, prospects, and valuation. It is important to note these non-GAAP measures involve judgment by management and should be considered in addition to, not as a substitute for, the most directly comparable measures calculated and prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial measures included as an appendix to this presentation.

Today’s presenters



Alfred C. Liggins, III

Chief Executive Officer, President and Treasurer

- Mr. Liggins has been CEO of Urban One since 1997 and President since 1989
- Mr. Liggins joined Radio One in 1985 as an account manager at WOL-AM
- In 1987, Mr. Liggins was promoted to General Sales Manager and promoted again in 1988 to General Manager overseeing Radio One’s Washington, DC operations



Peter Thompson

Chief Financial Officer, Executive Vice President

- Mr. Thompson has been CFO of Urban One since February 2008
- Mr. Thompson joined Radio One in October 2007, as Executive Vice President of Business Development
- Prior to working with Radio One, Mr. Thompson served as a public accountant and spent 13 years at Universal Music in the United Kingdom, including five years as CFO

 15 large urban markets59 radio stations150+ DJs and 250+ events  Award-Winning and Critically Acclaimed Programming  8 Top-Rated Radio Personalities, National Radio Programs and“Must Attend” Events  Revenue$175m (40%)EBITDA $64m (36% margin)   #1 local radio in target demographic  #2 cable networkin target demographic   #1 syndicated radioin target demographic   25m Social Fans + Followers15m Monthly Video Views  #1 digital portfolioin target demographic   We are America’s Largest Urban Lifestyle Media Company  15mweekly  58mhouseholds  19mweekly  20mmonthly unique visitors  Note: Financial results are based on the 12 month period ending June 30, 2018 and exclude corporate and eliminations.   SOURCE: Nielsen Audio DMA, Fall 2017; Exact Times; P12+; Google Analytics and Comscore Plan Metrix Q4 2017; Nielsen TV Toolbox (L3, 1 min. qualifier) 3/26/2013 - 4/1/2018; P2+ (000) averaged by month.  Revenue$187m (43%) EBITDA $88m (47% margin)   Revenue$43m (10%) EBITDA $5m (12% margin)   Revenue$33m (8%) EBITDA $-2.1m

Key Investment Highlights

01	**Diversified multi-media company**	• Leading radio, TV and internet brands targeting African-Americans • Name change to Urban One, Inc. to reflect broader business model • Non-radio businesses are over 50% of total revenue and Adjusted EBITDA • Meaningful cross-selling as a fully integrated multi-media platform • 6.67% Ownership in MGM National Harbor Casino
02	**Large and stable free cash flow**	• $45 million of pro forma LTM 2Q 2018 free cash flow • Contractual affiliate fees represent 25% of total revenues • Low capital expenditure intensity business
03	**EBITDA**	• Cable TV and Radio are high margin businesses • Core radio has positive 2H pacings • Benefits from 2018 political year • MGM National Harbor generating LTM Adjusted EBITDA of $6.6m
04	**Ability to delever over time**	• Using free cash flow, company has path to get net leverage to 5.0x • Continue to seek out value adding M&A opportunities to further delever

 Key Investment Highlights  Fast growing demographic: projected 2016-2025 9.1% AA vs. 6.5% for the general populationHeavy users of audio / video media, video games and social media TV One viewers and Radio One listeners participate less in digital transition given slightly older age skew   Compelling target demographics     05    No customer concentration / key customer risk Strong, defensible positions in local communities Conduit for politicians to reach a key demographic constituency   Diversified advertiser base     06    Created and managed TV One from launch Long-standing radio expertise   Experienced management team     07

           ✓  Continue to de-lever, using FCF to pay down debt.   Strategy        ✓  Maintain and grow market share; continue to re-engineer the cost base.         ✓  Participate in future industry consolidation, as a buyer or seller.         ✓  Holding to guidance of ~$140m of Adjusted EBITDA for 2018, with net leverage in the low to mid 6s

           ✓  Find de-levering and value creating M&A opportunities in radio, TV and digital.         ✓  Preserve existing TV distribution, and pursue new distribution opportunities including OTT, and the launch of a second network.         ✓  Make prudent investments in TV content to increase delivery.   Strategy

Compelling demographic and consumer trends

The value of the black consumer is greater than ever before

Large US African-American population base in 2016

43 million
13.2% of US population

Projected US African-American population growth 2016–2025

+3.9 million
14.3% of US population

Projected US African-American population growth 2016–2025

9.1% African American vs **6.5%** General

African-American consumer spending in 2017

~$1.3 trillion

Non-white population is projected to cross over >50% of the total US population in

2044

Projected increase in African-American consumer spending 2017–2022

+$240 billion
+21%

93%

% of African-Americans who listen to Radio for 13+ hours per week
(5% more than general market)

46 hours

Average TV hours watched by African-Americans per week
(42% more than total population)

19 hours

Average weekly time spent on App/Web on a smartphone
(~18% more than total population)

Source:
Nielsen African American DIS Report (Sept 2018)
US Census Bureau, Projections of the Size and Composition of the U.S. Population: 2016 to 2025.
Nielsen Audio Today 2018–How America Listens. April 2018
Nielsen Comparable Metrics Report. Q2 2017
Nielsen Audio Spring 2018 Audience Ratings

Radio One *The largest radio broadcaster primarily targeting the African-American community*



Indianapolis
WHHH-FM
WTLC-FM
WNOW-FM
WNOW-H3
WTLC-AM
WDNI-CD[1]

Columbus
WCKX-FM
WXMG-FM
WBMO-FM
WJYD-FM

Detroit
WDMK-FM
WDMK-H2
WGPR-FM

Cleveland
WENZ-FM
WERE-AM
WZAK-FM
WJMO-AM

Baltimore
WERQ-FM
WWIN-FM
WLIF-H2
WOLB-AM
WWIN-AM

Philadelphia
WPPZ-FM
WPHI-FM
WRNB-FM

Cincinnati
WIZF-FM
WOSL-FM
WDBZ-AM

St. Louis
WFUN-FM
WHHL-FM

Washington, DC
WKYS-FM
WMMJ-FM
WPRS-FM
WDCJ-FM
WYCB-AM
WOL-AM
WTEM-AM

Dallas
KBFB-FM
KZMJ-FM

Houston
KMJQ-FM
KBXX-FM
KROI-FM

Atlanta
WPZE-FM
WHTA-FM
WAMJ-FM
WAMJ-H2
WUMJ-FM

Charlotte
WPZS-FM
WOSF-FM
WQNC-FM

Raleigh-Durham
WQOK-FM
WFXK-FM
WFXC-FM
WNNL-FM

Richmond
WCDX-FM
WPZZ-FM
WKJM-FM
WKJS-FM
WTPS-AM
WXGI-AM

RADIO ONE

- 59 radio stations owned / operated in 15 of the top 36 AA markets
- Urban One programming is available on over 200 non-Radio One stations
- 15 million listeners weekly
- National leader in African-American syndicated programming

Source: Nielsen Audio and company filings
(1) WDNI-CD (formerly WDNI-LP), is a low power television station.

Reach Media overview









Leading radio show syndication network of African-American programming & content

- Reach syndicated radio shows dominate urban adult contemporary, urban and inspirational programming
  - The Tom Joyner Morning Show
  - The Get Up with Erica Campbell Show
  - The DL Hughley Show
  - The Rickey Smiley Morning Show
  - The Russ Parr Morning Show
  - The Keepin' It Real with Reverend Al Sharpton Show
- Exposure to nearly 90% of the African-American population

271 affiliates give us large national scale and reach

Reach Destination Events and Initiatives generate sponsorships and enhance community relationships

 #2 cable network targeting African-AmericansHighest composition of African-American viewers (88% of audience)Current Nielsen subscribers of 58 millionContinued strong operating performance1H18 Adjusted EBITDA increased 10.5% yoyLTM Adjusted EBITDA of $88 millionLTM Adjusted EBITDA margin of 47%      TV One overview

       The number of cable networks for Hispanics is 5x the number of African-American networks  Advertisers have fewer choices for targeting African-Americans than those seeking to market to Hispanics  African-American networks  Hispanic networks  # of African-American cable networks: 8  # of Hispanic cable networks: 40

 Performance of TV One has been impressive  Revenue composition  ($ in millions)  48.5%  52.1%  50.8%  51.5%  47.9%  49.2%  49.1%  50.9%  45.3%  54.7%  Source: Nielsen, National TV Toolbox, L3  Subscriber monetization trends ($/subscriber)

 Source: Nielsen, National TV Toolbox, L3  EBITDA and margin  Nielsen Subscribers and household ratings  Performance of TV One has been impressive  ($ in millions)

 TV One distribution agreements  Commercial Load - 18mins/hr monthly average (inclusive of 2mins local and any promotional time).   All MSOs’ contracts reflect same rate card with planned annual escalators

 iOne Digital  iONE is the dominant player in the digital Black culture space.  *Numbers based on 2018 August comScore.Blavity is not comScore rated

   We bring a unique voice to the culture by key passion points  iOne Digital  Gossip & News  Men’s Lifestyle  Millennial Viral Culture  Celeb News & Entertainment for Women  Hip Hop News& Culture  Women’s Lifestyle  Black News & Social Justice  Black Targeted Social Network  Cassius Network

One Solution Overview


STATES OF AMERICA
ACADEMIC DEGREES AND ACHIEVEMENTS






MONEY MOVES


ROTIMI
WATCH FORMULA VIDEO
ROTIMI
Ct Gr Fa Bl Bf
Craft + Grit
Family × Ba lance
+ Belief
Element of my Hustle
Fa
Family
Element of my Hustle
Bf
Belief
IF I FAIL
I'M GONNA

ONE SOLUTION

AWARD-WINNING BRANDED ENTERTAINMENT AND CUSTOM CONTENT STUDIO

PORTFOLIO OF AWARDS

Recipient of 13 awards in 2017 including Best Branded Content Studio

(Telly, ANA Multicultural, NAMIC EMMA and Model D - Cynopsis)

DIVERSE TALENT BASE

Former brand managers, publicists, media strategists, editors, writers, directors and more

ROBUST CAPABILITIES

Strategy, ideation, creative, branded entertainment, social influence and digital experiences

Diversified advertiser base

 Urban One invested $40 million from cashMGM National Harbor opened in December 2016In return, Radio One receives:6.7% ownership1% of net gaming revenue, $9.9m accrued in first 7 quarters$1 million in advertising revenue from MGM for 5 yearsMGM National Harbor expected to generate net gaming revenues of $712.6 million in 2019 (1)  MGM National Harbor investment   Further diversifies Radio One’s platform in the entertainment industry while still focusing on its core demographic      Radio One HeadquartersSilver Spring, Maryland  MGM National Harbor Prince George’s County, Maryland          (1) Cummings Associates, Projected Gaming Revenues and Impacts of Proposed New Casinos in Prince George’s Country, Maryland., December 18, 2013.

 Current capitalization

 Summary free cash flow profile

 Delever with free cash flow